                                                              Exhibit (a)(1)(B)
                             Letter of Transmittal

                   To Tender Shares of Class A Common Stock

                                      of

                          UNIGRAPHICS SOLUTIONS INC.
            Pursuant to the Offer to Purchase Dated August 21, 2001

                                      by

                             UGS ACQUISITION CORP.
                         a wholly owned subsidiary of

                      ELECTRONIC DATA SYSTEMS CORPORATION

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME ON TUESDAY, SEPTEMBER 18, 2001, UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:
                    American Stock Transfer & Trust Company

         By Mail:                By Facsimile           By Hand or Overnight
                                 Transmission:               Delivery:
     59 Maiden Lane              (For Eligible
New York, New York 10038      Institutions Only)
     (800) 937-5449             (718) 234-5001            59 Maiden Lane
     (718) 921-8200                                  New York, New York 10038


                      To Confirm Facsimile Transmissions:
                       (For Eligible Institutions Only)
                                (800) 937-5449

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

     Name(s) and Address(es) of Registered Holder(s)
          (Please fill in, if blank, exactly as                                              Shares Tendered
       name(s) appear(s) on Share Certificate(s))                             (Attach additional signed list if necessary)
----------------------------------------------------------------------------------------------------------------------------
                                                                                              Total Number
                                                                               Share            of Shares           Number
                                                                            Certificate      Represented by       of Shares
                                                                             Number(s)*   Share Certificate(s)*   Tendered**
                                                                           -------------------------------------------------

                                                                           -------------------------------------------------

                                                                           -------------------------------------------------

                                                                           -------------------------------------------------

                                                                           -------------------------------------------------

                                                                           -------------------------------------------------

--------------------------------------------------                          Total Shares
                                                                           -------------------------------------------------

                                              * Need not be completed if
                                                transfer is made by book-
                                                entry transfer.
                                              ** Unless otherwise indicated,
                                                 it will be assumed that all
                                                 Shares described above are
                                                 being tendered. See
                                                 Instruction 4.

  This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in "The Offer--Procedures for Tendering Shares" in the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the Book-Entry Transfer Facility (as defined in "The Offer-- Procedures for Tendering Shares" in the Offer to Purchase) pursuant to the procedures set forth in "The Offer--Procedures for Tendering Shares" in the Offer to Purchase. Tendering stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in "The Offer--Procedures for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[_]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
   BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

   Number of Shares represented by the lost or destroyed certificate(s): ______

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution: _____________________________________________

   Account Number: ____________________________________________________________

   Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s): ____________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ________________________

   Name of Institution that Guaranteed Delivery: ______________________________

   If delivered by book-entry transfer, check box: [_]

   Name of Tendering Institution: _____________________________________________

   Account Number: ____________________________________________________________

   Transaction Code Number: ___________________________________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to UGS ACQUISITION CORP., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of ELECTRONIC DATA SYSTEMS CORPORATION, a Delaware corporation, the above-described shares of Class A Common Stock, par value $.01 per share (the "Shares"), of UNIGRAPHICS SOLUTIONS INC., a Delaware corporation (the "Company"), on the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated August 21, 2001 (the "Offer to Purchase") and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

  Subject to and effective on acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after the date hereof) and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights), to (a) deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after August 21, 2001) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or the Purchaser, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all such other Shares or other securities or rights), all in accordance with the terms of the Offer.

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned hereby irrevocably appoints Paul J. Chiapparone, D. Gilbert Friedlander and Jeffrey M. Heller, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, with respect to the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after the date hereof). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be effective) by the undersigned.

  The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in "The Offer--Procedures for Tendering Shares" in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser on the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.


 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
    Instructions 1, 5, 6 and 7)             (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Shares not tendered or          cates for Shares not tendered or
 not accepted for payment and/or           not accepted for payment and/or
 the check for payment of the pur-         the check for payment of the pur-
 chase price of Shares accepted            chase price of Shares accepted
 for payment are to be issued in           for payment are to be sent to
 the name of someone other than            someone other than the under-
 the undersigned.                          signed, or to the undersigned at
                                           an address other than that above.
 Issue[_] Check
      [_] Certificate(s) to:               Mail[_] Check
                                               [_] Certificate(s) to:
 Name: ____________________________
           (Please Print)                  Name: ____________________________
                                                     (Please Print)
 Address: _________________________
                                           Address: _________________________
 __________________________________
         (Include Zip Code)                __________________________________
                                                   (Include Zip Code)
 __________________________________
    (Employer Identification or            __________________________________
      Social Security Number)                 (Employer Identification or
                                                Social Security Number)

                                   SIGN HERE
                   (Also Complete Substitute Form W-9 Below)

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                         Signature(s) of Stockholder(s)

 Dated: ______________________________________________________________ , 2001

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s): ___________________________________________________________________
                                 (Please Print)

 Capacity (full title): _____________________________________________________

 Address: ___________________________________________________________________

 ----------------------------------------------------------------------------
                               (Include Zip Code)

 Daytime Area Code and Telephone Number: ____________________________________

 Employer Identification or Social Security Number: _________________________ (Complete Accompanying Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (If Required--See Instructions 1 and 5)

 ----------------------------------------------------------------------------
                              Authorized Signature

 Name: ______________________________________________________________________
                                 (Please Print)

 Name of Firm: ______________________________________________________________

 Title: _____________________________________________________________________

 Address: ___________________________________________________________________

 ----------------------------------------------------------------------------
                               (Include Zip Code)

 Daytime Area Code and Telephone Number: ____________________________________

 Dated: ______________________________________________________________ , 2001

      INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures.

  No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender.

  This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in "The Offer--Procedures for Tendering Shares" in the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation must be received by the Depositary), in each case prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in "The Offer--Procedures for Tendering Shares" in the Offer to Purchase.

  Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Offer--Procedures for Tendering Shares" in the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered Shares in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary, in each case within three trading days of the date of execution of such Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. A "trading day" is any day on which the New York Stock Exchange, Inc. is open for business.

  The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against such participant.

  THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space.

  If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).

  If fewer than all the Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

  If any Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted with this Letter of Transmittal.

  If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for Shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares tendered hereby, the certificate(s) representing such Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

6. Stock Transfer Taxes.

  The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if Shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions.

  If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8. Waiver of Conditions.

  The Purchaser reserves the right, subject to the terms and conditions contained in the Merger Agreement and to the applicable rules and regulations of the Commission, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

9. Backup Withholding.

  In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 30.5%.

  Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

  A tendering stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares being tendered. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 30.5% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

  Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

10. Requests for Assistance or Additional Copies.

  Questions and requests for assistance may be directed to the Dealer Manager for the Offer at its address and phone numbers set forth on the last page of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Distribution Agent at its address set forth on the last page of this Letter of Transmittal.

11. Lost, Destroyed or Stolen Certificates.

  If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost, destroyed or stolen. The stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

                                  IMPORTANT:

  This Letter of Transmittal (or a manually signed facsimile hereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary prior to the expiration date and either certificates for tendered shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the expiration date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

                      PAYER'S NAME: UGS ACQUISITION CORP.

-------------------------------------------------------------------------------
                        Part 1--PLEASE PROVIDE YOUR        Social Security
                        TIN IN THE BOX AT THE RIGHT     Number(s) or Employer
 SUBSTITUTE             AND CERTIFY BY SIGNING AND    Identification Number(s)
 Form W-9               DATING BELOW. For              ----------------------
                        individuals, this is your
                        social security number. For
                        entities, this is your
                        employer identification
                        number.


 Department of the     --------------------------------------------------------
 Treasury Internal      Part 2--NAME, ADDRESS AND TYPE OF ENTITY
 Revenue Service        Name: ________________________________________________
                        Address: _____________________________________________
 Payer's Request for    City, State, and Zip Code: ___________________________
 Taxpayer
 Identification
 Number ("TIN")

                        Type of Entity: Individual/Sole Proprietor __
                        Corporation __   Partnership __
                        Other (please indicate) ______________________________
                       --------------------------------------------------------

                        Certification Instructions--You must       Part 3--
                        cross out item (2) in the certifica-       Awaiting
                        tion below if you have been notified       TIN [_]
                        by the IRS that you are subject to
                        backup withholding because you have
                        failed to report all interest or div-
                        idends on your tax returns. However,
                        if after being notified by the IRS
                        that you were subject to backup with-
                        holding you received another notifi-
                        cation from the IRS stating you are
                        no longer subject to backup withhold-
                        ing, do not cross out such item (2).
                        If you are a U.S. person who is ex-
                        empt from backup withholding, check
                        the box in Part 4.

                                                               ----------------

                                                                   Part 4--
                                                                 Exempt U.S.
                                                                 Persons [_]

-------------------------------------------------------------------------------

 Certifications--Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am sub-ject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (or a U.S. resident alien).

 Signature: ___________________________________________ Date: _________ , 2001

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
        PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 30.5% of all reportable payments made to me will be withheld.

 Signature: ___________________________________________  Date: ________ , 2001

  The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                       The Depositary for the Offer is:

                    American Stock Transfer & Trust Company

         By Mail:                By Facsimile           By Hand or Overnight
                                 Transmission:               Delivery:
     59 Maiden Lane              (For Eligible
   New York, NY 10038         Institutions Only)
     (800) 937-5449             (718) 234-5001            59 Maiden Lane
     (718) 921-8200                                     New York, NY 10038


                      To Confirm Facsimile Transmissions:
                       (For Eligible Institutions Only)
                                (800) 937-5449

  Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Distribution Agent. Questions and requests for assistance may be directed to EDS Investor Relations at (972) 605-6661. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                   The Distribution Agent for the Offer is:

                        [LOGO OF GEORGESON SHAREHOLDER]

                               111 Commerce Road
                              Carlstadt, NJ 07072

                    Banks and Brokers Call: (201) 896-5682

                     The Dealer Manager for the Offer is:

                              [LOGO OF GREENHILL]

                                300 Park Avenue
                           New York, New York 10022
                        Call Toll Free: (866) 211-8609
                         Call Collect: (212) 389-1799